Filed under Rule 497(e)

Registration No. 333-111662

SunAmerica Specialty Series

AIG Income Explorer Fund

(the “Fund”)

Supplement dated March 31, 2020, to the Prospectus
and Statement of Additional Information

each dated February 28, 2020, as supplemented and amended to date

Effective March 31, 2020, SunAmerica Asset Management, LLC (“SunAmerica”) has agreed to modify the expense caps on total expenses to reduce the net expenses paid by shareholders of the Fund. In addition, pursuant to an Amended and Restated Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its fees payable by the Fund through February 28, 2021. Further, the Board of Trustees of SunAmerica Specialty Series has approved amendments to the Fund’s dividend policy, effective April 1, 2020. Accordingly, the following changes are made to the Prospectus and Statement of Additional Information:

The table in the subsection of the Fund’s Prospectus entitled “Fund Highlights – Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—
Other Expenses	0.78%	1.10%	1.11%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement(2)	2.13%	3.10%	2.11%
Fee Waiver and/or Expense Reimbursement(3)(4)	1.14%	1.46%	1.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	0.99%	1.64%	0.79%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 10 of the Prospectus for more information about the CDSCs.

(2)	Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement have been restated to exclude Acquired Fund Fees and Expenses and are estimated based on the Fund’s current investment strategies.

(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.99%, 1.64% and 0.79% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Specialty Series as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Any contractual waivers and/or reimbursements made by SunAmerica with respect to the Fund under the Expense Limitation Agreement are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any.

(4)	Pursuant to an Advisory Fee Waiver Agreement, effective through February 28, 2021, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica equals 0.75% of average daily net assets. This agreement may be modified or discontinued prior to February 28, 2021, only with the approval of the Board, including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Specialty Series as defined in the 1940 Act.

The subsection of the Fund’s Prospectus entitled “Fund Highlights – Example” is deleted in its entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that any fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$670	$872	$1,091	$1,718
Class C	$267	$517	$892	$1,944
Class W	$81	$252	$439	$978

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$670	$872	$1,091	$1,718
Class C	$167	$517	$892	$1,944
Class W	$81	$252	$439	$978

The ninth paragraph of the subsection of the Fund’s Statement of Additional Information entitled “MANAGEMENT OF THE FUND – The Adviser” is deleted in its entirety and replaced with the following:

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to each of the AIG Focused Growth Fund, the AIG Income Explorer Fund and the AIG Small-Cap Fund so that the advisory fee rate payable by such Fund to SunAmerica under its respective Investment Advisory and Management Agreement is 0.90%, 0.75% and 0.85%, respectively, of the Fund’s average daily net assets. Each Advisory Fee Waiver Agreement will continue in effect until February 28, 2021, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or the Adviser, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Advisory Fee Waiver Agreement. Upon termination of the Investment Advisory and Management Agreement with respect to the AIG Focused Growth Fund, the AIG Income Explorer Fund or the AIG Small-Cap Fund, its respective Advisory Fee Waiver Agreement shall automatically terminate.

The table following the first paragraph of the subsection of the Fund’s Statement of Additional Information entitled “MANAGEMENT OF THE FUND – Expense Limitation Agreement” is updated as follows with respect to the Fund:

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund	Class A	Class C	Class W
AIG Income Explorer Fund[3]	0.99%	1.64%	0.79%

[3]	Prior to December 17, 2019, SunAmerica was contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceeded 1.72% for Class A Shares, 2.37% for Class C Shares and 1.52% for Class W Shares under the Expense Limitation Agreement. Prior to March 31, 2020, SunAmerica was contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceeded 1.55% for Class A Shares, 2.20% for Class C Shares and 1.35% for Class W Shares under the Expense Limitation Agreement.

Effective April 1, 2020, the third paragraph of the subsection of the Fund’s Prospectus entitled “SHAREHOLDER ACCOUNT INFORMATION – Tax, Dividend, Distribution and Account Policies - Dividends” is deleted in its entirety and replaced with the following:

To permit the Fund to maintain a more stable monthly distribution, the Fund has adopted a dividend policy under which it may from time to time distribute more than the entire amount of net investment income earned in a particular period. Any undistributed income would be available to supplement future monthly distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during that period. Undistributed income will be reflected in the Fund’s net asset value and, correspondingly, distributions of the Fund’s income will reduce the Fund’s net asset value.

Effective April 1, 2020, the third paragraph of the subsection of the Fund’s Statement of Additional Information entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES” is deleted in its entirety and replaced with the following:

To permit the AIG Income Explorer Fund to maintain a more stable monthly distribution, the Fund has adopted a dividend policy under which it may from time to time distribute more or less than the entire amount of net investment income earned in a particular period. Any undistributed income would be available to supplement future monthly distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during that period. Undistributed income will be reflected in the Fund’s net asset value and, correspondingly, distributions of the Fund’s income will reduce the Fund’s net asset value.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus and/or the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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